UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 1, 2014
(July 1, 2014)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On July 1, 2014, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc., filed a notice with the New Mexico Public Regulation Commission (“NMPRC”) regarding the status of the ongoing negotiations among the San Juan Generating Station (“SJGS”) participants relating to the ownership restructuring of SJGS.

The notice was filed pursuant to an order of the hearing examiner issued on June 11, 2014 in the previously disclosed NMPRC case in which certain approvals were requested to effectuate the revised state implementation plan (“Revised SIP”) relating to the Environmental Protection Agency’s regional haze rule. The notice reported that, on June 20, 2014, representatives of the nine SJGS participants reached non-binding agreements in principle on the ownership restructuring of SJGS relating to the proposed retirement of SJGS Units 2 and 3 by December 31, 2017 as necessary to implement the Revised SIP. The non-binding agreements in principle are memorialized in the resolution and term sheet described below.

On June 26, 2014, a non-binding resolution was unanimously approved by the SJGS Coordination Committee. The resolution identifies the participants who will be exiting active participation in SJGS effective December 31, 2017, and participants, including PNM, who will retain an interest in the ongoing operation of one or more units of SJGS. The non-binding resolution provides the essential terms of restructured ownership of SJGS between the exiting participants and the remaining participants and addresses other related matters. Also, on June 26, 2014, a non-binding term sheet was approved by all of the remaining participants that provides the essential terms of restructured ownership of SJGS among the remaining participants.

A number of regulatory approvals are required to implement the proposed ownership restructuring of SJGS. Any final binding agreement or agreements relating to the ownership restructuring are subject to the approval of each participant’s board or other decision-making body and are subject to required regulatory approvals.

As part of the non-binding terms, PNM confirmed that it proposes to acquire an additional 132 megawatts in SJGS Unit 4 effective December 31, 2017. PNM’s remaining replacement power plans otherwise remain as previously proposed.

PNM will file testimony with the NMPRC on July 15, 2014 describing the proposed terms. The public hearing in the NMPRC case is scheduled to begin on October 6, 2014, as set forth in the hearing examiner’s June 11, 2014 order.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: July 1, 2014	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)